UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/07/2006

Federal Home Loan Bank of Indianapolis
(Exact name of registrant as specified in its charter)

Commission File Number:  000-51404

Federally Chartered Corporation	35-6001443
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

8250 Woodfield Crossing Boulevard
Indianapolis, IN 46240
(Address of principal executive offices, including zip code)

(317) 465-0200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 7.01.    Regulation FD Disclosure

On November 7, 2006, the Federal Home Loan Bank of Indianapolis issued a press release announcing that Standard & Poor's Ratings Services affirmed its "AAA/A-1+" counterparty credit rating and that its outlook was revised to stable from negative.

Item 9.01.    Financial Statements and Exhibits

Press Release dated November 7, 2006

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Indianapolis

Date: November 07, 2006	By:	/s/ MILTON J. MILLER, II
Milton J. Miller II
Senior Vice President - Chief Financial Officer

Date: November 07, 2006	By:	/s/ CINDY L. KONICH
Cindy L. Konich
First Vice President - Treasurer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated November 7, 2006